SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 15, 2026, to the Prospectus dated April 30, 2026.

MFS® Total Return Series

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Sheba Alexander	December 2026	Investment Officer of MFS

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Sheba Alexander	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2017

VTR-SUP-I-101526